UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2024, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries, PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), entered into two new variable funding note (“VFN”) repurchase agreements, as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) a Series 2024-MSRVF1 Master Repurchase Agreement dated July 25, 2024 by and among PLS, as seller, Mizuho Bank, Ltd., as administrative agent and as buyer (“Mizuho”) (the “Mizuho Servicing Spread Agreement”), related to the excess servicing spread, (ii) a Series 2020-SPIADVF1 Master Repurchase Agreement dated July 25, 2024 by and among PLS, as seller, and Mizuho, as an administrative agent and a buyer (the “Mizuho SAR Agreement”), related to the servicing advance receivables, and (iii) a Series 2024-MSRVF1 Indenture Supplement, dated July 25, 2024, by and among Issuer Trust, PLS, Citibank, N.A., as indenture trustee, and Mizuho (“Mizuho Indenture Supplement”), and (iv) a Joinder and Amendment No. 4 dated July 25, 2024 to the A&R Series 2020-SPIADVF1 Indenture Supplement by and among Issuer Trust, PLS, as administrator, Citibank, N.A., as indenture trustee, Atlas Securitized Products, L.P., as an administrative agent (“Atlas”), Goldman Sachs Bank USA, as an administrative agent and buyer (“GS”), Nomura Corporate Funding Americas, LLC (“Nomura”), as an administrative agent and buyer, Mizuho, as an administrative agent and buyer, and Atlas Securitized Funding 2, L.P. (“ASP”), as a buyer, related to servicing advance receivables (the “Joinder”). The initial terms of the Mizuho Servicing Spread Agreement and the Mizuho SAR Agreement (collectively, the “Mizuho Repurchase Agreements”) are each set to expire on July 25, 2026. The Company’s direct, wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”) guarantees the obligations of PLS under the Mizuho Repurchase Agreements.

The Mizuho Servicing Spread Agreement provides additional financing for Ginnie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Atlas, as administrative agent to the buyer, ASP, as buyer, and PNMAC, as guarantor, dated July 30, 2021 (the “ASP GMSR Servicing Spread Agreement”), (ii) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, GS, as administrative agent and buyer, and PNMAC, as guarantor (the “GS Servicing Spread Agreement”), (iii) the Series 2023-GTL1 Loan issued February 28, 2023, (iv) the Series 2023-GTL2 Loan issued October 25, 2023, (v) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Nomura, as administrative agent and buyer, and PNMAC, as a guarantor (the “Nomura GMSR Servicing Spread Agreement”), and (vi) the previously issued term notes. The Mizuho SAR Agreement provides additional financing for the Ginnie Mae servicing advance receivables in addition to (i) that certain Amended and Restated Series 2020-SPIAVF1 Master Repurchase Agreement by and among PLS, as seller, Atlas, as administrative agent to the buyer, ASP, as a buyer, and PNMAC, as guarantor (the “ASP GMSR SAR Agreement”), (ii) a Series 2020-SPIADVF1 Master Repurchase Agreement by and among PLS, as seller, and GS, as administrative agent and buyer, (the “GS SAR Agreement”), and (iii) a Series 2020-SPIADVF1 Master Repurchase Agreement by and among PLS, as seller, and Nomura, as administrative agent and buyer (the “Nomura SAR Agreement”).

The maximum purchase price available from Mizuho under each of the Mizuho Servicing Spread Agreement and the Mizuho SAR Agreement is $350 million, each of which may be reduced by amounts outstanding under the other agreement. PLS is required to maintain a minimum of $50 million outstanding with Mizuho in connection with the Mizuho Servicing Spread Agreement, in addition to the minimum of $50 million each required to be outstanding with ASP, GS and Nomura under their respective servicing spread agreements.

Common Terms of the Mizuho Repurchase Agreements

The applicable VFNs pledged under the Mizuho Servicing Spread Agreement and the Mizuho SAR Agreement also serve as cross-collateral for PLS’ obligations under the other repurchase agreements and credit facilities between PNMAC and its subsidiaries and Mizuho.

The principal amount paid by Mizuho for the applicable VFN is based upon a percentage of the market value of the applicable VFN. Upon PLS’ repurchase of the applicable VFN, PLS is required to repay Mizuho the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate) to the date of such repurchase.

The Mizuho Repurchase Agreements contain margin call provisions that provide Mizuho with certain rights in the event of a significant decline in the market value of the purchased VFN. Under these provisions, Mizuho may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of Mizuho with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from a market value decline.

The Mizuho Repurchase Agreements require that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with PLS’ other credit facilities.

The Mizuho Repurchase Agreements contain events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the applicable Mizuho Repurchase Agreements, the liquidation by Mizuho of the applicable VFN, and the right of Mizuho to exercise certain of PLS’ rights related to the owner trust certificate.

Draws on the ASP GMSR SAR Agreement, GS SAR Agreement, Nomura SAR Agreement, and the Mizuho SAR Agreement must be made on a pro rata basis. Draws on the ASP GMSR Servicing Spread Agreement, GS Servicing Spread Agreement, Nomura Servicing Spread Agreement, and the Mizuho Servicing Spread Agreement need not be drawn pro rata relative to each other.

Series 2024-MSRVF1 and Series 2020-SPIADVF1 Guaranty

The obligations of PLS under the Mizuho Servicing Spread Agreement and the Mizuho SAR Agreement are guaranteed in full by PNMAC under the guaranty, dated as of July 25, 2024 (“Mizuho Guaranty”).

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i)(a) the Mizuho Servicing Spread Agreement, (b) the Mizuho SAR Agreement, (c) the Mizuho Indenture Supplement, (d) the Joinder, and (e) the Mizuho Guaranty, all of which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.5, respectively, (ii) Series 2024-GT1 Indenture Supplement to Third Amended and Restated Base Indenture, which was filed on March 7, 2024 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (iii) Series 2023-GTL2 Indenture Supplement and Loan Agreement, which was filed on October 26, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (iv) the Nomura GMSR Servicing Spread Agreement and Nomura SAR Agreement which were filed on August 10, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, (v) the Series 2023-GTL1 Indenture Supplement and Loan Agreement, which was filed on March 3, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (vi) GS Servicing Spread Agreement and GS SAR Agreement both of which were filed on February 13, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, (vii) the ASP GMSR Servicing Spread Agreement, and the ASP GMSR SAR Agreement, both of which were filed on August 5, 2021 with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and (viii) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1^	Series 2024-MSRVF1 Master Repurchase Agreement, dated as of July 25, 2024, by and among PennyMac Loan Services, LLC and Mizuho Corporate Funding Americas, LLC
10.2^	Series 2020-SPIADVF1 Master Repurchase Agreement, dated as of July 25, 2024, by and among PennyMac Loan Services, LLC and Mizuho Corporate Funding Americas, LLC
10.3^	Series 2024-MSRVF1 Indenture Supplement, dated July 25,2024, by and among PNMAC GMSR ISSUER TRUST, PennyMac Loan Services, LLC, Citibank, N.A., and Mizuho Bank Ltd.
10.4	Joinder and Amendment No. 4 dated July 25, 2024 to the A&R Series 2020-SPIADVF1 Indenture Supplement by and among PNMAC GMSR ISSUER TRUST, PennyMac Loan Services, LLC, Citibank, N.A., Atlas Securitized Products, L.P., Goldman Sachs Bank USA, Nomura Corporate Funding Americas, LLC, Mizuho Bank Ltd., and Atlas Securitized Funding 2, L.P.
10.5	Guaranty, by Private National Mortgage Acceptance Company, LLC, as guarantor, in favor of Mizuho Bank, Ltd. dated as of July 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of the exhibit have been redacted

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: July 31, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer